UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): October 11, 2005 (October 10, 2005)

SigmaTel, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50391	74-2691412
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1601 South MoPac Expressway Suite 100 Austin, Texas	78746
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(512) 381-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 10, 2005, SigmaTel issued a press release updating its guidance for the 2005 third quarter financial results, and on the same date held a related conference call to discuss the updated guidance. The full text of the press release issued in connection with the announcement, and the related conference call transcript, are attached as Exhibit Nos. 99.1 and 99.2 to this Current Report on Form 8-K, respectively. The press release and conference call contain forward-looking statements regarding SigmaTel and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

The information in Item 2.02 of this Current Report on Form 8-K, and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On October 10, 2005, SigmaTel announced and held a conference call with investors during which Ron Edgerton, SigmaTel’s President and CEO, and Ross Goolsby, SigmaTel’s Vice President of Finance and CFO, provided certain updates to SigmaTel’s guidance for its financial results for the third quarter of fiscal year 2005. In response to a question from one of the participants on the call requesting a breakdown of SigmaTel’s product mix on a unit or dollar basis, Mr. Goolsby inadvertently mischaracterized the percentages he provided in response to such question as being based on total revenues from SigmaTel portable audio SoC products rather than on total units of SigmaTel portable audio SoC products. During the third quarter of fiscal year 2005, the number of units of SigmaTel’s value segment portable audio SoC products sold in such quarter trended over 40% of SigmaTel’s total portable audio SoC product mix for the quarter, on a unit basis.

Item 9.01 Financial Statements and Exhibits.

(c)    Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 10, 2005, updating 2005 third quarter guidance

99.2	Transcript of the third quarter guidance update conference call

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2005

SIGMATEL, INC.

By:	/S/ Ross A. Goolsby
Ross A. Goolsby
Vice President of Finance,
Chief Financial Officer and Secretary

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Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated October 10, 2005, updating 2005 third quarter guidance

99.2	Transcript of the third quarter guidance update conference call